CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : MARCH 2002

Beginning of the Month Principal Receivables :                                                                    24,338,326,849.80
                                                                                                                  ------------------
Beginning of the Month Finance Charge Receivables :                                                                  903,345,461.70
                                                                                                                  ------------------
Beginning of the Month Discounted Receivables :                                                                                0.00
                                                                                                                  ------------------
Beginning of the Month Total Receivables :                                                                        25,241,672,311.50
                                                                                                                  -----------------

Removed Principal Receivables :                                                                                                0.00
                                                                                                                  ------------------
Removed Finance Charge Receivables :                                                                                           0.00
                                                                                                                  ------------------
Removed Total Receivables :                                                                                                    0.00
                                                                                                                  ------------------

Additional Principal Receivables :                                                                                             0.00
                                                                                                                  ------------------
Additional Finance Charge Receivables :                                                                                        0.00
                                                                                                                  ------------------
Additional Total Receivables :
                                                                                                                  ------------------


Discounted Receivables Generated this Period                                                                                   0.00
                                                                                                                  ------------------

End of the Month Principal Receivables :                                                                          23,734,931,969.04
                                                                                                                  ------------------
End of the Month Finance Charge Receivables :                                                                        861,715,094.61
                                                                                                                  ------------------
End of the Month Discounted Receivables :                                                                                      0.00
                                                                                                                  ------------------
End of the Month Total Receivables :                                                                              24,596,647,063.65
                                                                                                                  ------------------

Excess Funding Account Balance                                                                                                 0.00
                                                                                                                  ------------------
Adjusted Invested Amount of all Master Trust Series                                                               20,101,504,049.00
                                                                                                                  ------------------

End of the Month Seller Percentage                                                                                           15.31%
                                                                                                                  ------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : MARCH 2002                                                                    ACCOUNTS                 RECEIVABLES
                                                                                               --------                 -----------
End of the Month Delinquencies :

      30 - 59 Days Delinquent                                                                422,736.00              384,547,600.88
                                                                                     ------------------           ------------------
      60 - 89 Days Delinquent                                                                284,875.00              272,658,833.05
                                                                                     ------------------           ------------------
      90 + Days Delinquent                                                                   579,658.00              598,639,540.26
                                                                                     ------------------           ------------------

      Total 30 + Days Delinquent                                                           1,287,269.00            1,255,845,974.19
                                                                                     ------------------           ------------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                              5.11%
                                                                                                                  ------------------

Defaulted Accounts During the Month                                                          174,128.00              116,356,017.78
                                                                                     ------------------           ------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                          5.74%
                                                                                                                  ------------------

*  See note on last page of the report

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : MARCH 2002                                                               COLLECTIONS                 PERCENTAGES
                                                                                     ------------------           ------------------
Total Collections and Gross Payment Rate                                               4,219,181,765.65                      16.72%
                                                                                     ------------------           ------------------

Collections of Principal Receivables and Principal Payment Rate                        3,742,967,421.60                      15.38%
                                                                                     ------------------           ------------------

      Prior Month Billed Finance Charge and Fees                                         372,658,267.95
                                                                                     ------------------
      Amortized AMF Income                                                                33,213,278.77
                                                                                     ------------------
      Interchange Collected                                                               45,257,639.33
                                                                                     ------------------
      Recoveries of Charged Off Accounts                                                  36,744,518.73
                                                                                     ------------------
      Collections of Discounted Receivables                                                        0.00
                                                                                     ------------------

Collections of Finance Charge Receivables and Annualized Yield                           487,873,704.78                      24.05%
                                                                                     ------------------           ------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : MARCH 2002
Beginning Unamortized AMF Balance                                                                                    182,468,228.76
                                                                                                                  ------------------
+     AMF Slug for Added Accounts                                                                  0.00
                                                                                     ------------------
+     AMF Collections                                                                     21,553,918.04
                                                                                     ------------------
-     Amortized AMF Income                                                                33,213,278.77

Ending Unamortized AMF Balance                                                                                       170,808,868.03
                                                                                                                  ------------------


                                                     /s/ Tom Feil
                                                     ------------------
                                                     Tom Feil
                                                     Director of Securitization



*For calculation purposes Beginning of Month Principal Receivables includes Additional Principal Receivables.

                                                                    Page 8 of 56